JPMorgan Funds - Trust I
Rule 10f-3 Transactions
For the period from July 1, 2009 to December 31, 2009

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Diversified Fund
Trade Date 7/14/2009
Issuer Carefusion Corporation (CAH 6.375% August 1, 2019 144A)
Cusip 14170TAA
Bonds 50,000
Offering Price $98.36
Spread $0.65
Cost $49,179
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.09%
Syndicate Members Banc of America Securities, Barclays Capital, Deutsche Bank, Goldman Sachs & Co, JP Morgan, Morgan Stanley, RBS Greenwich Capital, SunTrust Robinson Humphrey, UBS Securities
Fund JPMorgan Diversified Fund
Trade Date 7/23/2009
Issuer Boeing Company (BA 5.875% February 15, 2040)
Cusip 097023BA
Bonds 55,000
Offering Price $97.68
Spread $0.88
Cost $53,724
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.79%
Syndicate Members Bank of America, Merrill Lynch, Morgan Stanley, Barclays Capital, Caylon New York, Deutsche Bank, BNP Paribas, Credit Suisse, Diawa Securities, RBS Greenwich Capital, ANZ Securities, Bank of New York, Bank of Tokyo Mitsubishi Trust Co, BBVA Securities Inc, Blaylock & Co Inc, Citigroup Global Markets, Goldman Sachs & Co, ING Americas Issuance BV, Intesabci SpA, JP Morgan Securities
Fund JPMorgan Diversified Fund
Trade Date 8/3/2009
Issuer International Paper Company (IP 7.50% August 15, 2021)
Cusip 460146CE
Bonds 65,000
Offering Price $99.92
Spread $0.68
Cost $64,948
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 0.80%
Syndicate Members Bank of America, Merrill Lynch, BNP Paribas, JP Morgan, UBS Securities LLC, BBVA Securities Inc., Calyon Securities USA Inc., Commerzbank Capital Markets Corp, aiwa Securities America Inc., Mitsubishi UFJ Securities USA Inc., Mizuho Securities USA Inc., Morgan Keagan & Co., Scotia Capital Inc., SG Americas Securities LLC, Wells Fargo
Fund JPMorgan Diversified Fund
Trade Date 8/4/2009
Issuer Coca-Cola Enterprises Inc. (CCE 4.50% August 15, 2019)
Cusip 191219BW
Bonds 100,000
Offering Price $98.98
Spread $0.45
Cost $98,982
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 0.68%
Syndicate Members Banc of America Securities LLC., BNP Paribas Securities Corp., HSBC Securities, JP Morgan Securities
Fund JPMorgan Diversified Fund
Trade Date 8/5/2009
Issuer Mack-Cali Realty Corporation (CLI 7.75% August 15, 2019)
Cusip 55448QAP
Bonds 50,000
Offering Price $99.15
Spread $0.65
Cost $49,573
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 0.76%
Syndicate Members Banc of America Securities LLC., Citigroup Global Markets Inc., JP Morgan
Fund JPMorgan Diversified Fund
Trade Date 8/11/2009
Issuer Dominion Resources Inc. (D 5.20%  August 15, 2019)
Cusip 25746UBH
Bonds 135,000
Offering Price $99.87
Spread $0.65
Cost $134,823
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.63%
Syndicate Members BNP Paribas, Deutsche Bank Securities Inc., JP Morgan, Morgan Stanley, BNY Mellon Capital Markets LLC., Credit Suisse Securities USA LLC., Keybanc Capital Markets, SunTrust Robinson Humphrey, US Bancorp Investments Inc., Williams Capital Group LP
Fund JPMorgan Diversified Fund
Trade Date 8/20/2009
Issuer News America Incorporated (NWSA 6.90% August 15, 2039 144A)
Cusip 652482BW
Bonds 45,000
Offering Price $99.80
Spread $0.88
Cost $44,911
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering  purchased by firm 1.33%
Syndicate Members Banc of America Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., JP Morgan Securities
Fund JPMorgan Diversified Fund
Trade Date 8/24/2009
Issuer Westpac Banking Corporation (WSTP 4.20% February 27, 2015)
Cusip 961214BH
Bonds 100,000
Offering Price $99.90
Spread $0.35
Cost $99,898
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 1.86%
Syndicate Members Bank of America Merrill Lynch, JP Morgan Securities
Fund JPMorgan Diversified Fund
Trade Date 8/25/2009
Issuer Duke Energy Corporation (DUK 5.05% September 15, 2019)
Cusip 26441CAD
Bonds 130,000
Offering Price $99.62
Spread $0.65
Cost $129,510
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering  purchased by firm 3.73%
Syndicate Members BNY Mellon Capital Markets LLC., Credit Suisse Securities USA LLC., JP Morgan Securities, RBS Securities Inc., BBVA Securities Inc., Deutsche Bank Securities Inc., Mitsubishi UFJ Securities USA Inc., Mizuho Securities USA Inc.
Fund JPMorgan Diversified Fund
Trade Date 8/31/2009
Issuer Republic Services Inc. (RSG 5.50% September 15, 2019 144A)
Cusip 760761AA
Bonds 75,000
Offering Price $99.29
Spread $0.71
Cost $74,464
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 0.78%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, JP Morgan
Fund JPMorgan Diversified Fund
Trade Date 9/16/2009
Issuer Exelon Generation Company LLC ( 6.25% October 1, 2039)
Cusip 30161MAG
Bonds 95,000
Offering Price $99.86
Spread $0.88
Cost $94,870
Dealer Executing Trade Morgan Stanley Dean Witter & Co.
% of Offering  purchased by firm 1.17%
Syndicate Members Barclays Capital, Goldman Sachs & Co, JP Morgan, Morgan Stanley, UBS Securities, Credit Suisse, Loop Capital Markets, Williams Capital Group
Fund JPMorgan Diversified Fund
Trade Date 11/9/2009
Issuer Cisco Systems Inc (CSCO 5.50% January 15, 2040)
Cusip 17275RAF
Bonds 100,000
Offering Price $97.44
Spread $0.80
Cost $97,439
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.15%
Syndicate Members Banc of America Securities, Barclays Capital, Credit Suisse, Deutsche Bank, HSBC Securities, JP Morgan, Citigroup Global Markets, Morgan Stanley, Wells Fargo & Co, Blaylock & Partners, BNP Paribas, ING Bank NV, Standard Chartered Bank, UBS Securities
Fund JPMorgan Diversified Fund
Trade Date 11/12/2009
Issuer Waste Management Inc (WMI 6.125% November 30, 2039)
Cusip 94106LAV
Bonds 55,000
Offering Price $99.47
Spread $0.88
Cost $54,706
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.35%
Syndicate Members BNP Paribas, JP Morgan, Scotia Capital, Wells Fargo & Co.

Fund JPMorgan Diversified Fund
Trade Date 7/28/2009
Issuer Human Genome Sciences (HGSI) Secondary
Cusip 44490310
Shares 1,300
Offering Price $14.00
Spread $0.63
Cost $18,200
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 0.24%
Syndicate Members Goldman,Sachs & Co., Citigroup Capital Markets, Credit Suisse, J.P. Morgan
Fund JPMorgan Small Cap Core Fund
Trade Date 7/28/2009
Issuer Human Genome Sciences (HGSI) Secondary
Cusip 44490310
Shares 33,300
Offering Price $14.00
Spread $0.63
Cost $466,200
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 0.24%
Syndicate Members Goldman,Sachs & Co., Citigroup Global Markets, Credit Suisse, J.P. Morgan
Fund JPMorgan U.S. Small Company Fund
Trade Date 7/28/2009
Issuer Human Genome Sciences (HGSI) Secondary
Cusip 44490310
Shares 3,100
Offering Price $14.00
Spread $0.63
Cost $43,400
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 0.24%
Syndicate Members Goldman,Sachs & Co., Citigroup Global Markets, Credit Suisse, J.P. Morgan
Fund JPMorgan Diversified Fund
Trade Date 7/29/2009
Issuer Globe Specialty Metals Inc. (GSM) IPO
Cusip 37954N20
Shares 1,500
Offering Price $7.00
Spread $0.49
Cost $10,500
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering  purchased by firm 1.47%
Syndicate Members Credit Suisse, Jefferies & Company, J.P. Morgan, Societe Generale
Fund JPMorgan Small Cap Core Fund
Trade Date 7/29/2009
Issuer Globe Specialty Metals Inc. (GSM) IPO
Cusip 37954N20
Shares 37,300
Offering Price $7.00
Spread $0.49
Cost $261,100
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering  purchased by firm 1.47%
Syndicate Members Credit Suisse, Jefferies & Company, J.P. Morgan, Societe Generale
Fund JPMorgan U.S. Small Company Fund
Trade Date 7/29/2009
Issuer Globe Specialty Metals Inc. (GSM) IPO
Cusip 37954N20
Shares 3,300
Offering Price $7.00
Spread $0.49
Cost $23,100
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering  purchased by firm 1.47%
Syndicate Members Credit Suisse, Jefferies & Company, J.P. Morgan, Societe Generale
Fund JPMorgan Growth and Income Fund
Trade Date 8/5/2009
Issuer Avago Technologies Limited (AVGO) IPO
Cusip Y0486S10
Shares 27,700
Offering Price $15.00
Spread $0.90
Cost $415,500
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.50%
Syndicate Members Deutsche Bank Securities, Barclays Capital, Morgan Stanley, Credit Suisse, Goldman Sachs & Co., J.P. Morgan, UBS Investment Bank, ABN AMRO Incorporated, FTN Equity Capital Markets
Fund JPMorgan Mid Cap Equity Fund
Trade Date 8/5/2009
Issuer Avago Technologies Limited (AVGO) IPO
Cusip Y0486S10
Shares 11,200
Offering Price $15.00
Spread $0.90
Cost $168,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.50%
Syndicate Members Deutsche Bank Securities, Barclays Capital, Morgan Stanley, Credit Suisse, Goldman Sachs & Co., J.P. Morgan, UBS Investment Bank, ABN AMRO Incorporated, FTN Equity Capital Markets
Fund JPMorgan Value Advantage Fund
Trade Date 8/5/2009
Issuer Avago Technologies Limited (AVGO) IPO
Cusip Y0486S10
Shares 35,800
Offering Price $15.00
Spread $0.90
Cost $537,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.50%
Syndicate Members Deutsche Bank Securities, Barclays Capital, Morgan Stanley, Credit Suisse, Goldman Sachs & Co., J.P. Morgan, UBS Investment Bank, ABN AMRO Incorporated, FTN Equity Capital Markets
Fund JPMorgan Diversified Fund
Trade Date 8/6/2009
Issuer Onyx Pharmaceuticals Inc. (ONXX) Secondary
Cusip 68339910
Shares 500
Offering Price $30.50
Spread $1.30
Cost $15,250
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.61%
Syndicate Members Goldaman Sachs & Co., J.P. Morgan, Barclays Capital, Lazard Capital Markets
Fund JPMorgan Small Cap Core Fund
Trade Date 8/6/2009
Issuer Onyx Pharmaceuticals Inc. (ONXX) Secondary
Cusip 68339910
Shares 11,600
Offering Price $30.50
Spread $1.30
Cost $353,800
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.61%
Syndicate Members Goldaman Sachs & Co., J.P. Morgan, Barclays Capital, Lazard Capital Markets
Fund JPMorgan Diversified Fund
Trade Date 8/6/2009
Issuer Stec Inc. (STEC) Secondary
Cusip 78477410
Shares 700
Offering Price $31.00
Spread $1.24
Cost $21,700
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering  purchased by firm 0.33%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Barclays Capital, Oppenheimer & Co.
Fund JPMorgan Small Cap Core Fund
Trade Date 8/6/2009
Issuer Stec Inc. (STEC) Secondary
Cusip 78477410
Shares 18,500
Offering Price $31.00
Spread $1.24
Cost $573,500
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering  purchased by firm 0.33%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Barclays Capital, Oppenheimer & Co.
Fund JPMorgan Diversified Fund
Trade Date 8/7/2009
Issuer Sirona Dental Systems Inc. (SIRO) Secondary
Cusip 82966C10
Shares 1,300
Offering Price $23.75
Spread $1.07
Cost $30,875
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 0.73%
Syndicate Members J.P. Morgan, BofAMerill Lynch, William Blair & Company, Credit Suisse, Jefferies &  Company
Fund JPMorgan Small Cap Core Fund
Trade Date 8/7/2009
Issuer Sirona Dental Systems Inc. (SIRO) Secondary
Cusip 82966C10
Shares 33,900
Offering Price $23.75
Spread $1.07
Cost $805,125
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 0.73%
Syndicate Members J.P. Morgan, BofAMerill Lynch, William Blair & Company, Credit Suisse, Jefferies &  Company
Fund JPMorgan U.S. Small Company Fund
Trade Date 8/7/2009
Issuer Sirona Dental Systems Inc. (SIRO) Secondary
Cusip 82966C10
Shares 1,300
Offering Price $23.75
Spread $1.07
Cost $30,875
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 0.73%
Syndicate Members J.P. Morgan, BofAMerill Lynch, William Blair & Company, Credit Suisse, Jefferies &  Company
Fund JPMorgan Diversified Fund
Trade Date 8/12/2009
Issuer Ocwen Financial Corportion (OCN) Secondary
Cusip 67574630
Shares 3,100
Offering Price $9.00
Spread $0.45
Cost $27,900
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.63%
Syndicate Members J.P. Morgan, Barclays Capital, Wells Fargo Securities, Piper Jaffray, Keefe Bruyette & Woods
Fund JPMorgan Small Cap Core Fund
Trade Date 8/12/2009
Issuer Ocwen Financial Corportion (OCN) Secondary
Cusip 67574630
Shares 80,800
Offering Price $9.00
Spread $0.45
Cost $727,200
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.63%
Syndicate Members J.P. Morgan, Barclays Capital, Wells Fargo Securities, Piper Jaffray, Keefe Bruyette & Woods
Fund JPMorgan U.S. Small Company Fund
Trade Date 8/12/2009
Issuer Ocwen Financial Corportion (OCN) Secondary
Cusip 67574630
Shares 6,300
Offering Price $9.00
Spread $0.45
Cost $56,700
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.63%
Syndicate Members J.P. Morgan, Barclays Capital, Wells Fargo Securities, Piper Jaffray, Keefe Bruyette & Woods
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 9/1/2009
Issuer Health Care REIT Inc. (HCN) Secondary
Cusip 42217K10
Shares 131,000
Offering Price $40.40
Spread $1.62
Cost $5,292,400
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 2.40%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, UBS Investment Bank, Deutsche Bank Securities, KeyBanc Capital Markets, Raymond James, Barclays Capital, Calyon Securities (USA) Inc., Stifel Nicolaus, ABN AMRO Incorporated, BMO Capital Markets Coamerica Securities, Morgan Keegan & Company, Inc., PNC Capital Markets
Fund JPMorgan Value Advantage Fund
Trade Date 9/15/2009
Issuer Cousins Properties Incorporated (CUZ) Secondary
Cusip 22279510
Shares 75,000
Offering Price $7.25
Spread $0.31
Cost $543,750
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.20%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, PNC Capital Markets LLC, Morgan Keegan & Company Inc., RBS, Piper Jaffray, Capital One Southcoast
Fund JPMorgan Mid Cap Equity Fund
Trade Date 9/16/2009
Issuer Synovus Financial Corp. (SNV) Secondary
Cusip 87161C10
Shares 58,700
Offering Price $4.00
Spread $0.19
Cost $234,800
Dealer Executing Trade Suntrust Bank
% of Offering  purchased by firm 1.98%
Syndicate Members J.P. Morgan, Sandler O'Neill & Partners, L.P.,  SunTrust Robinson Humphrey
Fund JPMorgan Diversified Fund
Trade Date 9/24/2009
Issuer Incyte Corporation (INCY) Secondary
Cusip 45337C10
Shares 3,300
Offering Price $6.75
Spread $0.34
Cost $22,275
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.41%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan
Fund JPMorgan Small Cap Core Fund
Trade Date 9/24/2009
Issuer Incyte Corporation (INCY) Secondary
Cusip 45337C10
Shares 87,100
Offering Price $6.75
Spread $0.34
Cost $587,925
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.41%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan
Fund JPMorgan U.S. Small Company Fund
Trade Date 9/24/2009
Issuer Incyte Corporation (INCY) Secondary
Cusip 45337C10
Shares 7,200
Offering Price $6.75
Spread $0.34
Cost $48,600
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.41%
Syndicate Members Goldman Sachs & Company, Morgan Stanley, J.P. Morgan
Fund JPMorgan Diversified Fund
Trade Date 10/1/2009
Issuer Education Management Corporation (EDMC) IPO
Cusip 28140M10
Shares 5,673
Offering Price $18.00
Spread $1.08
Cost $102,114
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 5.74%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Credit Suisse, Morgan Stanley, Robert W. Baird & Co., BMO Capital Markets, Signal Hill, William Blair & Company, Piper Jaffray, Stifel Nicolaus, Barrington Research
Fund JPMorgan Mid Cap Equity Fund
Trade Date 10/1/2009
Issuer Education Management Corporation (EDMC) IPO
Cusip 28140M10
Shares 57,831
Offering Price $18.00
Spread $1.08
Cost $1,040,958
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 5.74%
Syndicate Members Goldman Sachs & Co., J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Credit Suisse, Morgan Stanley, Robert W. Baird & Co., BMO Capital Markets, Signal Hill, William Blair & Company, Piper Jaffray, Stifel Nicolaus, Barrington Research
Fund JPMorgan Diversified Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 100
Offering Price $22.00
Spread $0.88
Cost $2,200
Dealer Executing Trade Fox-Pitt Kelton Cochran
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Diversified Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 2,200
Offering Price $22.00
Spread $0.88
Cost $48,400
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Diversified Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 100
Offering Price $22.00
Spread $0.88
Cost $2,200
Dealer Executing Trade Samuel A Ramirez & Company
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Mid Cap Equity Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 100
Offering Price $22.00
Spread $0.88
Cost $2,200
Dealer Executing Trade Fox-Pitt Kelton Cochran
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Mid Cap Equity Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 15,700
Offering Price $22.00
Spread $0.88
Cost $345,400
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Mid Cap Equity Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 100
Offering Price $22.00
Spread $0.88
Cost $2,200
Dealer Executing Trade Samuel A Ramirez & Company
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Value Advantage Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 300
Offering Price $22.00
Spread $0.88
Cost $6,600
Dealer Executing Trade Fox-Pitt Kelton Cochran
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Value Advantage Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 24,400
Offering Price $22.00
Spread $0.88
Cost $536,800
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Value Advantage Fund
Trade Date 10/6/2009
Issuer Verisk Analytics, Inc. (VRSK) IPO
Cusip 92345Y10
Shares 200
Offering Price $22.00
Spread $0.88
Cost $4,400
Dealer Executing Trade Samuel A Ramirez & Company
% of Offering  purchased by firm 0.42%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Wells Fargo Securities, William Blair & Company, Fox-Pitt Kelton Cochran Caronia Waller, Keefe Bruyette & Woods
Fund JPMorgan Diversified Fund
Trade Date 10/12/2009
Issuer RailAmerica, Inc. (RA) IPO
Cusip 75075340
Shares 900
Offering Price $15.00
Spread $0.98
Cost $13,500
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.56%
Syndicate Members J.P. Morgan, Citigroup Global Markets, Deutsche Bank Securities, Morgan Stanley, Wells Fargo Securities, Dahlman Rose & Company, Lazard Capital Markets, Stifel Nicolaus, Williams Trading, LLC
Fund JPMorgan Small Cap Core Fund
Trade Date 10/12/2009
Issuer RailAmerica, Inc. (RA) IPO
Cusip 75075340
Shares 23,300
Offering Price $15.00
Spread $0.98
Cost $349,500
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.56%
Syndicate Members J.P. Morgan, Citigroup Global Markets, Deutsche Bank Securities, Morgan Stanley, Wells Fargo Securities, Dahlman Rose & Company, Lazard Capital Markets, Stifel Nicolaus, Williams Trading, LLC
Fund JPMorgan U.S. Small Company Fund
Trade Date 10/12/2009
Issuer RailAmerica, Inc. (RA) IPO
Cusip 75075340
Shares 2,000
Offering Price $15.00
Spread $0.98
Cost $30,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.56%
Syndicate Members J.P. Morgan, Citigroup Global Markets, Deutsche Bank Securities, Morgan Stanley, Wells Fargo Securities, Dahlman Rose & Company, Lazard Capital Markets, Stifel Nicolaus, Williams Trading, LLC
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 10/14/2009
Issuer CBS Corporation (CBS) Secondary
Cusip 12485720
Shares 224,000
Offering Price $12.00
Spread $0.45
Cost $2,688,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.22%
Syndicate Members Citigroup Global Markets, J.P. Morgan
Fund JPMorgan Diversified Fund
Trade Date 10/22/2009
Issuer Dole Food Company,I Inc. (DOLE) IPO
Cusip 25660310
Shares 3,200
Offering Price $12.50
Spread $0.75
Cost $40,000
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 5.19%
Syndicate Members Goldman Sachs & Co., BofA Merrill Lynch, Deutsche Bank Securities, Wells Fargo Securities, J.P. Morgan, Morgan Stanley, BB&T Capital Markets, HSBC, Scotia Capital
Fund JPMorgan Small Cap Core Fund
Trade Date 10/22/2009
Issuer Dole Food Company, Inc. (DOLE) IPO
Cusip 25660310
Shares 84,400
Offering Price $12.50
Spread $0.75
Cost $1,055,000
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 5.19%
Syndicate Members Goldman Sachs & Co., BofA Merrill Lynch, Deutsche Bank Securities, Wells Fargo Securities, J.P. Morgan, Morgan Stanley, BB&T Capital Markets, HSBC, Scotia Capital
Fund JPMorgan Small Cap Equity Fund
Trade Date 10/22/2009
Issuer Dole Food Company,I Inc. (DOLE) IPO
Cusip 25660310
Shares 1,166,300
Offering Price $12.50
Spread $0.75
Cost $14,578,750
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 5.19%
Syndicate Members Goldman Sachs & Co., BofA Merrill Lynch, Deutsche Bank Securities, Wells Fargo Securities, J.P. Morgan, Morgan Stanley, BB&T Capital Markets, HSBC, Scotia Capital
Fund JPMorgan U.S. Small Company Fund
Trade Date 10/22/2009
Issuer Dole Food Company,I Inc. (DOLE) IPO
Cusip 25660310
Shares 7,100
Offering Price $12.50
Spread $0.75
Cost $88,750
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 5.19%
Syndicate Members Goldman Sachs & Co., BofA Merrill Lynch, Deutsche Bank Securities, Wells Fargo Securities, J.P. Morgan, Morgan Stanley, BB&T Capital Markets, HSBC, Scotia Capital
Fund JPMorgan Diversified Fund
Trade Date 10/29/2009
Issuer Insulet Corporation (PODD) Secondary
Cusip 45784P10
Shares 6,900
Offering Price $10.25
Spread $0.62
Cost $70,725
Dealer Executing Trade Canaccord Adams Inc.
% of Offering  purchased by firm 9.09%
Syndicate Members J.P. Morgan, Canaccord Adams, JMP Securities
Fund JPMorgan Diversified Fund
Trade Date 10/29/2009
Issuer Insulet Corporation (PODD) Secondary
Cusip 45784P10
Shares 2,500
Offering Price $10.25
Spread $0.62
Cost $25,625
Dealer Executing Trade Canaccord Adams Inc.
% of Offering  purchased by firm 9.09%
Syndicate Members J.P. Morgan, Canaccord Adams, JMP Securities
Fund JPMorgan Small Cap Core Fund
Trade Date 10/29/2009
Issuer Insulet Corporation (PODD) Secondary
Cusip 45784P10
Shares 65,400
Offering Price $10.25
Spread $0.62
Cost $670,350
Dealer Executing Trade Canaccord Adams Inc.
% of Offering  purchased by firm 9.09%
Syndicate Members J.P. Morgan, Canaccord Adams, JMP Securities
Fund JPMorgan U.S. Small Company Fund
Trade Date 10/29/2009
Issuer Insulet Corporation (PODD) Secondary
Cusip 45784P10
Shares 5,500
Offering Price $10.25
Spread $0.62
Cost $56,375
Dealer Executing Trade Canaccord Adams Inc.
% of Offering  purchased by firm 9.09%
Syndicate Members J.P. Morgan, Canaccord Adams, JMP Securities
Fund JPMorgan Value Discovery Fund
Trade Date 11/3/2009
Issuer Ford Motor Company  (F.CV 4.25% Senior Covertible Notes due November 15, 2015)
Cusip 345370CN
Shares 3,000
Offering Price $100.00
Spread $2.25
Cost $3,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 2.00%
Syndicate Members Barclays Capital, BofA Merrill Lynch, Citigroup Global Markets, Deutsche Bank Securities, Goldman Sachs & Co., J.P. Morgan, Morgan Stanley, RBS, BNP Paribas, HSBC
Fund JPMorgan Diversified Fund
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 300
Offering Price $25.00
Spread $1.28
Cost $7,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman, Sachs&Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citigroup Global Markets, UBS Investment Bank, Wells Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Growth and Income Fund
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 14,700
Offering Price $25.00
Spread $1.28
Cost $367,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman, Sachs&Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citigroup Global Markets, UBS Investment Bank, Wells Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Growth and Income Fund
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 100
Offering Price $25.00
Spread $1.28
Cost $2,500
Dealer Executing Trade Samuel A Ramirez & Company
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman, Sachs&Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citigroup Global Markets, UBS Investment Bank, Wells Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Mid Cap Equity Fund
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 7,300
Offering Price $25.00
Spread $1.28
Cost $182,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman, Sachs&Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citigroup Global Markets, UBS Investment Bank, Wells Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan U.S. Large Cap Value Plus Fund
Trade Date 11/4/2009
Issuer Hyatt Hotels Corporation (H) IPO
Cusip 44857910
Shares 3,100
Offering Price $25.00
Spread $1.28
Cost $77,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.71%
Syndicate Members Goldman, Sachs&Co. Deutsche Bank Securities, J.P. Morgan, BofA Merrill Lynch, Citigroup Global Markets, UBS Investment Bank, Wells Fargo Securities, HSBC, Piper Jaffray, Scotia Capital, Robert W. Baird & Co., Loop Capital Markets, M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Fund JPMorgan Growth and Income Fund
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 24,800
Offering Price $21.00
Spread $1.21
Cost $520,800
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Growth and Income Fund
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 100
Offering Price $21.00
Spread $1.21
Cost $2,100
Dealer Executing Trade The Williams Capital Group
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Mid Cap Equity Fund
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 100
Offering Price $21.00
Spread $1.21
Cost $2,100
Dealer Executing Trade Avondale Partners LLC
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Mid Cap Equity Fund
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 24,900
Offering Price $21.00
Spread $1.21
Cost $522,900
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Mid Cap Equity Fund
Trade Date 11/12/2009
Issuer Dollar General Corporation (DG) IPO
Cusip 25667710
Shares 100
Offering Price $21.00
Spread $1.21
Cost $2,100
Dealer Executing Trade The Williams Capital Group
% of Offering  purchased by firm 3.53%
Syndicate Members Citigroup Global Markets, Goldman Sachs & Co., KKR, BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Wells Fargo Securities, Deutsche Bank Securities, HSBC
Fund JPMorgan Diversified Fund
Trade Date 11/12/2009
Issuer RehabCare Group Inc. (RHB) Secondary
Cusip 75914810
Shares 1,000
Offering Price $24.00
Spread $1.20
Cost $24,000
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 2.04%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Deutsche Bank Securities, RBC Capital Markets, Morgan Keegan & Company Inc.
Fund JPMorgan Small Cap Core Fund
Trade Date 11/12/2009
Issuer RehabCare Group Inc. (RHB) Secondary
Cusip 75914810
Shares 26,000
Offering Price $24.00
Spread $1.20
Cost $624,000
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 2.04%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Deutsche Bank Securities, RBC Capital Markets, Morgan Keegan & Company Inc.
Fund JPMorgan U.S. Small Company Fund
Trade Date 11/12/2009
Issuer RehabCare Group Inc. (RHB) Secondary
Cusip 75914810
Shares 2,200
Offering Price $24.00
Spread $1.20
Cost $52,800
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 2.04%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Deutsche Bank Securities, RBC Capital Markets, Morgan Keegan & Company Inc.
Fund JPMorgan Diversified Fund
Trade Date 11/12/2009
Issuer Rue 21, Inc. (RUE) IPO
Cusip 78129510
Shares 500
Offering Price $19.00
Spread $1.33
Cost $9,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 0.99%
Syndicate Members BofA Merrily Lynch, Goldman Sachs & Co., J.P. Morgan, Piper Jaffray
Fund JPMorgan Small Cap Core Fund
Trade Date 11/12/2009
Issuer Rue 21, Inc. (RUE) IPO
Cusip 78129510
Shares 14,000
Offering Price $19.00
Spread $1.33
Cost $266,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 0.99%
Syndicate Members BofA Merrily Lynch, Goldman Sachs & Co., J.P. Morgan, Piper Jaffray
Fund JPMorgan U.S. Small Company Fund
Trade Date 11/12/2009
Issuer Rue 21, Inc. (RUE) IPO
Cusip 78129510
Shares 1,100
Offering Price $19.00
Spread $1.33
Cost $20,900
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 0.99%
Syndicate Members BofA Merrily Lynch, Goldman Sachs & Co., J.P. Morgan, Piper Jaffray
Fund JPMorgan Diversified Fund
Trade Date 11/17/2009
Issuer Fortinet Inc. (FTNT) IPO
Cusip 34959E10
Shares 700
Offering Price $12.50
Spread $0.88
Cost $8,750
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.32%
Syndicate Members Morgan Stanley, J.P. Morgan, Deutsche Bank Securities, Robert W. Baird & Co., RBC Capital Markets, ThinkEquity LLC, JMP Securities, Signal Hill
Fund JPMorgan Dynamic Small Cap Growth Fund
Trade Date 11/17/2009
Issuer Fortinet Inc. (FTNT) IPO
Cusip 34959E10
Shares 26,000
Offering Price $12.50
Spread $0.88
Cost $325,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.32%
Syndicate Members Morgan Stanley, J.P. Morgan, Deutsche Bank Securities, Robert W. Baird & Co., RBC Capital Markets, ThinkEquity LLC, JMP Securities, Signal Hill
Fund JPMorgan Small Cap Core Fund
Trade Date 11/17/2009
Issuer Fortinet Inc. (FTNT) IPO
Cusip 34959E10
Shares 17,400
Offering Price $12.50
Spread $0.88
Cost $217,500
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.32%
Syndicate Members Morgan Stanley, J.P. Morgan, Deutsche Bank Securities, Robert W. Baird & Co., RBC Capital Markets, ThinkEquity LLC, JMP Securities, Signal Hill
Fund JPMorgan U.S. Small Company Fund
Trade Date 11/17/2009
Issuer Fortinet Inc. (FTNT) IPO
Cusip 34959E10
Shares 800
Offering Price $12.50
Spread $0.88
Cost $10,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.32%
Syndicate Members Morgan Stanley, J.P. Morgan, Deutsche Bank Securities, Robert W. Baird & Co., RBC Capital Markets, ThinkEquity LLC, JMP Securities, Signal Hill
Fund JPMorgan Diversified Fund
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 300
Offering Price $38.50
Spread $1.83
Cost $11,550
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan Diversified Fund
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 1,300
Offering Price $38.50
Spread $1.83
Cost $50,050
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan Diversified Fund
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 700
Offering Price $38.50
Spread $1.83
Cost $26,950
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan Small Cap Core Fund
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 19,300
Offering Price $38.50
Spread $1.83
Cost $743,050
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan U.S. Equity Fund
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 51,200
Offering Price $38.50
Spread $1.83
Cost $1,971,200
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan U.S. Equity Fund
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 400
Offering Price $38.50
Spread $1.83
Cost $15,400
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 104,000
Offering Price $38.50
Spread $1.83
Cost $4,004,000
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 1,600
Offering Price $38.50
Spread $1.83
Cost $61,600
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 104,786
Offering Price $38.50
Spread $1.83
Cost $4,034,261
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan U.S. Small Company Fund
Trade Date 11/18/2009
Issuer SVB Finacial Group (SIVB) Secondary
Cusip 78486Q10
Shares 1,600
Offering Price $38.50
Spread $1.83
Cost $61,600
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering  purchased by firm 9.53%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan Diversified Fund
Trade Date 11/19/2009
Issuer Cloud Peak Energy Inc. (CLD) IPO
Cusip 18911Q10
Shares 2,000
Offering Price $15.00
Spread $0.83
Cost $30,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.81%
Syndicate Members Credit Suisse, Morgan Stanley, RBC Capital Markets, Calyon Securities (USA) Inc., J.P. Morgan, Scotia Capital, Societe Generale, Wells Fargo Securities
Fund JPMorgan Small Cap Core Fund
Trade Date 11/19/2009
Issuer Cloud Peak Energy Inc. (CLD) IPO
Cusip 18911Q10
Shares 52,000
Offering Price $15.00
Spread $0.83
Cost $780,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.81%
Syndicate Members Credit Suisse, Morgan Stanley, RBC Capital Markets, Calyon Securities (USA) Inc., J.P. Morgan, Scotia Capital, Societe Generale, Wells Fargo Securities
Fund JPMorgan U.S. Small Company Fund
Trade Date 11/19/2009
Issuer Cloud Peak Energy Inc. (CLD) IPO
Cusip 18911Q10
Shares 3,400
Offering Price $15.00
Spread $0.83
Cost $51,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.81%
Syndicate Members Credit Suisse, Morgan Stanley, RBC Capital Markets, Calyon Securities (USA) Inc., J.P. Morgan, Scotia Capital, Societe Generale, Wells Fargo Securities
Fund JPMorgan Diversified Fund
Trade Date 11/19/2009
Issuer Taleo Corporation (TLEO) Secondary
Cusip 87424N10
Shares 4,000
Offering Price $20.25
Spread $0.91
Cost $81,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.16%
Syndicate Members Credit Suisse,  J.P. Morgan, Oppenheimer & Co.
Fund JPMorgan Mid Cap Equity Fund
Trade Date 12/4/2009
Issuer Regency Centers Corporation (REG) Secondary
Cusip 75884910
Shares 2,700
Offering Price $30.75
Spread $1.23
Cost $83,025
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 5.24%
Syndicate Members J.P. Morgan, Wells Fargo Securities, Comerica Securities, Daiwa Securities America Inc., Mitsubishi UFJ Securities, Mizuho Securities USA Inc., Morgan Keegan & Company, Inc., Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, SunTrust Robinson Humphrey
Fund JPMorgan Value Advantage Fund
Trade Date 12/4/2009
Issuer Regency Centers Corporation (REG) Secondary
Cusip 75884910
Shares 10,200
Offering Price $30.75
Spread $1.23
Cost $313,650
Dealer Executing Trade Wells Fargo Advisors LLC
% of Offering  purchased by firm 5.24%
Syndicate Members J.P. Morgan, Wells Fargo Securities, Comerica Securities, Daiwa Securities America Inc., Mitsubishi UFJ Securities, Mizuho Securities USA Inc., Morgan Keegan & Company, Inc., Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, SunTrust Robinson Humphrey
Fund JPMorgan U.S. Large Cap Value Plus Fund
Trade Date 12/7/2009
Issuer New York Community Bancorp, Inc. (NYB) Secondary
Cusip 64944510
Shares 23,200
Offering Price $13.00
Spread $0.46
Cost $301,600
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.43%
Syndicate Members Credit Suisse, Sandler O'Neill + Partners L.P., BofA Merrill Lynch, J.P. Morgan, Raymond James, Macquarie Capital, Janney Montogemery Scott
Fund JPMorgan Disciplined Equity Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 5,600
Offering Price $25.00
Spread $0.56
Cost $140,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan Diversified Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 14,600
Offering Price $25.00
Spread $0.56
Cost $365,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan Diversified Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 900
Offering Price $25.00
Spread $0.56
Cost $22,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan Diversified Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 1,400
Offering Price $25.00
Spread $0.56
Cost $35,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan Growth and Income Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 28,100
Offering Price $25.00
Spread $0.56
Cost $702,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan U.S. Equity Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 1,000
Offering Price $25.00
Spread $0.56
Cost $25,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan U.S. Equity Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 6,500
Offering Price $25.00
Spread $0.56
Cost $162,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan U.S. Equity Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 402,500
Offering Price $25.00
Spread $0.56
Cost $10,062,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan U.S. Equity Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 30,700
Offering Price $25.00
Spread $0.56
Cost $767,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 1,171,100
Offering Price $25.00
Spread $0.56
Cost $29,277,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 18,200
Offering Price $25.00
Spread $0.56
Cost $455,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan U.S. Large Cap Core Plus Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 350,200
Offering Price $25.00
Spread $0.56
Cost $8,755,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan U.S. Large Cap Value Plus Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 8,400
Offering Price $25.00
Spread $0.56
Cost $210,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan Value Advantage Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 30,300
Offering Price $25.00
Spread $0.56
Cost $757,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan Value Discovery Fund
Trade Date 12/15/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 250
Offering Price $25.00
Spread $0.56
Cost $6,250
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.41%
Syndicate Members Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley